UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2012

ONCOSEC MEDICAL INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-54318	98-0573252
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4690 Executive Drive, Suite 250 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

Effective November 26, 2012, Adil Daud, M.D., Shailender Bhatia, M.D., and Weiyun Ai, M.D. transferred their rights under the Investigational New Drug (IND) program for the use of ImmunoPulse in melanoma, Merkel cell carcinoma, and cutaneous T-cell lymphoma to OncoSec Medical Incorporated (the “Company”). The transfer of these INDs permits the Company to assume exclusive sponsorship for ongoing and future clinical trials involving ImmunoPulse for the treatment of melanoma, Merkel cell carcinoma and cutaneous T-cell lymphoma. Previously, clinical trials involving ImmunoPulse have been investigator-sponsored.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOSEC MEDICAL INCORPORATED

Dated: November 28, 2012	By:	/s/ Punit Dhillon
Name: Punit Dhillon
Title: President & Chief Executive Officer